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                                                                   EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


In connection with the Quarterly Report of Murfreesboro Bancorp, Inc. on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission ("the Report"), I, William E. Rowland, President and Chief Executive Officer certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.



        November 12, 2002                               /s/ William E. Rowland
        -----------------                               -----------------------
             Date                                          William E. Rowland
                                                        Chief Executive Officer